Exhibit 99.2

First Quarter Fiscal 2011
Supplemental Operating and Financial Data
for the Quarter Ended July 31, 2010

CONTACT: Lindsey Knoop Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	3015 16th Street SW, Suite 100 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

July 31, 2010

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-16
Stabilized Properties and Overall Economic Occupancy Levels by Segment	17

Tenant Analysis
Commercial Leasing Summary	18-19
Multi-Family Residential Summary	20
10 Largest Commercial Tenants - Based on Annualized Base Rent	21
Lease Expirations as of July 31, 2010	22

Growth and Strategy
Fiscal 2011 Acquisition Summary	23
Fiscal 2011 Development Summary	24

Definitions	25

Company Background and Highlights
First Quarter Fiscal 2011

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.

During the first quarter of fiscal year 2011, on July 15, 2010, the Company acquired two medical office buildings located in, respectively, Billings, Montana and Missoula, Montana, for a total purchase price of approximately $5.2 million, consisting of cash in the amount of approximately $957,000 and the assumption of existing debt with an interest rate of 7.06% and a maturity date of December 31, 2016, in the amount of approximately $4.3 million.  The two medical office buildings were each constructed in 2001, and contain approximately 14,705 square feet and 14,640 square feet of leasable space, respectively.

During the first quarter of fiscal year 2011, the Company completed construction of a single-tenant office/warehouse facility in Fargo, North Dakota.  The cost to construct the facility was approximately $3.9 million, including the cost of the land plus imputed construction interest.  The lease of the facility commenced on July 1, 2010. The Company had no dispositions in the first quarter of fiscal year 2011.

IRET continues to pursue its announced goal of transferring the management of the majority of its commercial and multi-family residential properties from third-party property management companies to its own employees. As of July 31, 2010, the Company had under internal management a total of 146 properties in its commercial office, commercial medical, commercial industrial and commercial retail segments, totaling approximately 8.7 million square feet. Approximately 68.7% of the properties in the Company’s commercial office segment, 89.3% of the properties in its commercial medical segment, 90.0% of the properties in its commercial industrial segment, and 97.0% of the properties in its commercial retail segment, were internally managed by Company employees as of July 31, 2010.  IRET continues to evaluate its portfolio of commercial properties to determine additional suitable candidates for internal management, and to establish appropriate timelines to accomplish the transfers.

The transition to internal management in the Company’s multi-family residential segment also continued during the first quarter of fiscal year 2011. As of July 31, 2010, approximately 84.6% of the properties in the Company’s multi-family residential segment were internally managed by Company employees, or approximately 7,545 units in 66 properties. During fiscal year 2010 and continuing in the first quarter of fiscal year 2011, the Company added a significant number of new employees, many of whom were hired to work in multi-family residential property management.  As of July 31, 2010, the Company had 359 employees, of which 283 were full-time and 76 were part-time employees; of these 359 employees, 55 are corporate staff in our Minot, North Dakota and Eden Prairie, Minnesota offices, and 304 are property management employees based at our properties or in local property management offices. These additions to staff, and associated investments in equipment, accounting and other support systems, represent a significant expense to the Company, which is reflected in an increase in property management expense attributable to the Company’s internal property management initiative of approximately $362,000 for the three months ended July 31, 2010, primarily in the multi-family residential segment.

On April 7, 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET's sales agent. Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET. IRET has no obligation to sell any common shares in the program, and may at any time suspend solicitation and offers under the program or terminate the program. During the first quarter of fiscal year 2011, IRET sold 1.8 million common shares under this program for total proceeds (before offering expenses but after underwriting discounts and commissions) of $15.0 million.

IRET's first quarter fiscal year 2011 results reflect the continuing challenges the real estate industry faced during the three months ended July 31, 2010, and worsening conditions in IRET's multi-family residential segment in particular.  During this quarter, factors adversely affecting demand for IRET’s commercial and multi-family properties continued to be pervasive across the United States and in IRET’s markets, with commercial tenants continuing to focus on reducing costs through space reductions and lower rents. Additionally, continued job losses pressured occupancy and revenue in the Company’s multi-family residential segment. We expect current credit market conditions and the continued high level of unemployment to maintain or increase credit stresses on Company tenants, and continue to expect this tenant stress to lead to increases in past due accounts and vacancies.

In the first quarter of fiscal year 2011, IRET paid its 157th consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1715 per share/unit distribution was paid July 1, 2010.  Company management and the Board continue to review the Company’s common share distribution level in conjunction with closely monitoring the Company’s operating results during this prolonged economic downturn.

As of July 31, 2010, IRET owns a diversified portfolio of 254 properties consisting of 78 multi-family residential properties, 67 commercial office properties, 56 commercial medical properties (including senior housing), 20 commercial industrial properties and 33 commercial retail properties.  IRET’s distributions have been maintained or increased every year for 39 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of July 31, 2010)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	254
Total Square Feet
(commercial properties)	12.1 million
Total Units
(multi-family residential properties)	9,691
Common Shares Outstanding (thousands)	78,158
Limited Partnership Units Outstanding (thousands)	20,273
Common Share Distribution - Quarter/Annualized	$0.1715/$0.686
Dividend Yield	8.1%
Total Capitalization (see p. 13 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
Edward T. Schafer	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Thomas A. Wentz, Sr.	Senior Vice President and Chief Investment Officer

Corporate Headquarters:
3015 16th Street SW, Suite 100
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Lindsey Knoop Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)

	1st Quarter Fiscal Year 2011	4th Quarter Fiscal Year 2010	3rd Quarter Fiscal Year 2010	2nd Quarter Fiscal Year 2010	1st Quarter Fiscal Year 2010
High Closing Price	$9.20	$9.37	$9.40	$9.75	$9.47
Low Closing Price	$8.25	$8.31	$8.25	$8.19	$8.30
Average Closing Price	$8.71	$8.89	$8.82	$9.06	$8.73
Closing Price at end of quarter	$8.47	$8.73	$8.73	$8.37	$9.31
Common Share Distributions—annualized	$0.686	$0.686	$0.686	$0.684	$0.682
Closing Dividend Yield - annualized	8.1%	7.9%	7.9%	8.2%	7.3%
Closing common shares outstanding (thousands)	78,158	75,805	73,966	73,502	63,788
Closing limited partnership units outstanding (thousands)	20,273	20,522	20,853	20,962	20,837
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$833,711	$840,935	$827,770	$790,664	$787,859

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2010 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

First Quarter Fiscal 2011 Acquisitions

Billings 2300 Grant Rd 2300 Grant RD, Billings, MT 59102	Missoula 3050 Great Northern Ave 3050 Great Northern Ave, Missoula, MT 59808

Investment Cost by Segment – First Quarter Fiscal 2011

With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

Commercial Retail
6.5%
Commercial Industrial
6.5%
Multi-Family
Residential
30.8%
Commercial Medical
24.0%
Commercial Office
32.2%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	07/31/2010	04/30/2010	01/31/2010	10/31/2009	07/31/2009
ASSETS
Real estate investments
Property owned	$1,813,427	$1,800,519	$1,793,995	$1,749,489	$1,737,466
Less accumulated depreciation	(320,994)	(308,626)	(298,523)	(286,555)	(274,497)
	1,492,433	1,491,893	1,495,472	1,462,934	1,462,969
Development in progress	174	2,831	1,164	0	0
Unimproved land	6,020	6,007	5,987	5,966	5,713
Mortgage loans receivable, net of allowance	158	158	159	159	160
Total real estate investments	1,498,785	1,500,889	1,502,782	1,469,059	1,468,842
Other assets
Cash and cash equivalents	56,077	54,791	47,790	102,732	43,935
Restricted cash	0	0	36,500	0	0
Marketable securities – available-for-sale	420	420	420	420	420
Receivable arising from straight-lining of rents, net of allowance	17,751	17,320	17,102	16,588	16,201
Accounts receivable, net of allowance	5,911	4,916	5,259	4,830	4,148
Real estate deposits	302	516	978	635	460
Prepaid and other assets	3,032	1,189	1,903	2,750	2,900
Intangible assets, net of accumulated amortization	50,050	50,700	52,797	48,118	49,820
Tax, insurance, and other escrow	10,391	9,301	10,044	6,661	7,984
Property and equipment, net of accumulated depreciation	1,371	1,392	1,332	1,450	1,293
Goodwill	1,388	1,388	1,392	1,392	1,392
Deferred charges and leasing costs, net of accumulated amortization	18,449	18,108	17,637	17,273	16,958
TOTAL ASSETS	$1,663,927	$1,660,930	$1,695,936	$1,671,908	$1,614,353

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$33,340	$38,514	$36,453	$29,760	$32,508
Revolving lines of credit	6,528	6,550	6,579	6,594	13,000
Mortgages payable	1,063,414	1,057,619	1,091,945	1,060,131	1,055,705
Other	1,272	1,320	1,368	1,421	1,455
TOTAL LIABILITIES	1,104,554	1,104,003	1,136,345	1,097,906	1,102,668

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,427	1,812	1,765	1,943	1,908
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	603,344	583,618	569,439	566,395	490,441
Accumulated distributions in excess of net income	(213,055)	(201,412)	(189,340)	(176,580)	(165,349)
Total Investors Real Estate Trust shareholders’ equity	417,606	409,523	407,416	417,132	352,409
Noncontrolling interests – Operating Partnership	130,050	134,970	139,448	143,260	145,120
Noncontrolling interests – consolidated real estate entities	10,290	10,622	10,962	11,667	12,248
Total equity	557,946	555,115	557,826	572,059	509,777
TOTAL LIABILITIES AND EQUITY	$1,663,927	$1,660,930	$1,695,936	$1,671,908	$1,614,353

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Three Months Ended
OPERATING RESULTS	07/31/2010	04/30/2010	01/31/2010	10/31/2009	07/31/2009
Real estate revenue	$62,021	$62,228	$60,130	$59,596	$60,821
Real estate expenses	25,591	26,631	26,009	24,485	24,416
Gain on involuntary conversion	0	0	1,660	0	0
Net operating income	36,430	35,597	35,781	35,111	36,405
Depreciation/amortization	(15,136)	(15,061)	(15,078)	(14,981)	(14,643)
Administrative expenses, advisory and trustee services	(1,969)	(1,443)	(1,790)	(1,498)	(1,487)
Other expenses	(353)	(1,045)	(536)	(498)	(434)
Impairment of real estate investment	0	0	(818)	(860)	0
Interest	(16,762)	(17,058)	(17,447)	(17,200)	(17,401)
Other income	141	394	252	126	129
Gain on sale of other investments	0	68	0	0	0
Income tax expense	(19)	0	0	0	0
Net income	$2,332	$1,452	$364	$200	$2,569

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(370)	(181)	39	59	(479)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	24	(24)	49	26	(73)
Net income attributable to Investors Real Estate Trust	1,986	1,247	452	285	2,017
Dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,393	$654	$(141)	$(308)	$1,424

Per Share Data
Net income per common share – basic & diluted	$.02	$.01	$.00	$.00	$.02

Percentage of Revenues
Real estate expenses	41.3%	42.8%	43.3%	41.1%	40.1%
Depreciation/amortization	24.4%	24.2%	25.1%	25.1%	24.1%
General and administrative	3.2%	2.3%	3.0%	2.5%	2.4%
Interest	27.0%	27.4%	29.0%	28.9%	28.6%
Net income	3.8%	2.3%	0.6%	0.3%	4.2%

Ratios
EBITDA(1)/Interest expense	2.04	x	1.95	x	1.88	x	1.88	x	1.98	x
EBITDA/Interest expense plus preferred distributions	1.97	x	1.88	x	1.82	x	1.82	x	1.92	x

(1)	See Definitions on page 25. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Three Months Ended
	07/31/2010	04/30/2010	01/31/2010	10/31/2009	07/31/2009
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$1,986	$1,247	$452	$285	$2,017
Less dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	1,393	654	(141)	(308)	1,424
Adjustments:
Noncontrolling interests – Operating Partnership	370	181	(39)	(59)	479
Depreciation and amortization	15,060	14,993	14,865	14,926	14,599
Gain on depreciable property sales	0	(68)	0	0	0
Funds from operations applicable to common shares and Units	$16,823	$15,760	$14,685	$14,559	$16,502

FFO per share and unit - basic and diluted	$0.17	$0.17	$0.16	$0.16	$0.20
Weighted average shares and units	96,777	94,979	$94,516	$87,162	$83,223

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Three Months Ended
	07/31/2010	04/30/2010	01/31/2010	10/31/2009	07/31/2009
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$1,986	$1,247	$452	$285	$2,017
Adjustments:
Noncontrolling interests – Operating Partnership	370	181	(39)	(59)	479
Income before noncontrolling interests – Operating Partnership	2,356	1,428	413	226	2,496
Add:
Interest	16,762	17,058	17,447	17,200	17,401
Depreciation/amortization related to real estate investments	14,482	14,407	14,486	14,432	14,068
Amortization related to non-real estate investments	654	654	592	549	575
Amortization related to real estate revenues(2)	25	26	28	30	34
Less:
Interest income	(58)	(278)	(140)	(62)	(66)
Gain on sale of real estate, land and other investments	0	(68)	0	0	0
EBITDA	$34,221	$33,227	$32,826	$32,375	$34,508

(1)	See Definitions on page 25.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

160,000
144,000
128,000
112,000
96,000
80,000
64,000
48,000
32,000
16,000
-
7.50%
7.01%
5.75%
6.16%
5.73%
5.92%
6.09%
5.80%
6.44%
5.85%
5.87%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2011	$72,822	$3,403	$76,225	7.50%	7.2%
2012	93,841	0	93,841	7.01%	8.8%
2013	22,601	0	22,601	5.75%	2.1%
2014	46,135	908	47,043	6.16%	4.4%
2015	80,052	0	80,052	5.73%	7.5%
2016	78,589	193	78,782	5.92%	7.4%
2017	191,071	23,296	214,367	6.09%	20.2%
2018	88,094	0	88,094	5.80%	8.3%
2019	65,586	632	66,218	6.44%	6.2%
2020	121,133	0	121,133	5.85%	11.4%
Thereafter	175,058	0	175,058	5.87%	16.5%
Total maturities	$1,034,982	$28,432	$1,063,414	6.13%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	07/31/2010	04/30/2010	01/31/2010	10/31/2009	07/31/2009
Balances Outstanding
Mortgage
Fixed rate	$1,034,982	$1,028,606	$1,086,264	$1,054,363	$1,046,530
Variable rate	28,432	29,013	5,681	5,768	9,175
Mortgage total	1,063,414	1,057,619	1,091,945	1,060,131	1,055,705

Weighted Average Interest Rates
Secured	6.13%	6.17%	6.21%	6.27%	6.31%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF JULY 31, 2010

Property	Maturity Date	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Thereafter	Total(1)
Multi-Family Residential
The Meadows I - Jamestown, ND(6)	8/1/2010	$887	0	$0	$0	$0	$887
The Meadows II - Jamestown, ND(6)	8/1/2010	887	0	0	0	0	887
17 South Main Apartments - Minot, ND(2)	11/1/2010	194	0	0	0	0	194
401 South Main Apartments - Minot, ND(2)	11/1/2010	681	0	0	0	0	681
Minot 4th Street Apartments - Minot, ND(2)	11/1/2010	97	0	0	0	0	97
Minot 11th Street Apartments - Minot, ND(2)	11/1/2010	97	0	0	0	0	97
Minot Fairmont Apartments - Minot, ND (2)	11/1/2010	389	0	0	0	0	389
Minot Westridge Apartments - Minot, ND(2)	11/1/2010	1,944	0	0	0	0	1,944
Olympic Village - Billings, MT(4)	11/1/2010	7,496	0	0	0	0	7,496
Southview Apartments - Minot, ND(6)	11/1/2010	707	0	0	0	0	707
Ridge Oaks Apartments - Sioux City, IA	2/1/2011	2,560	0	0	0	0	2,560
Sunset Trail I - Rochester, MN	3/1/2011	3,852	0	0	0	0	3,852
Sunset Trail II - Rochester, MN	3/1/2011	3,730	0	0	0	0	3,730
Oakwood - Sioux Falls, SD	6/1/2011	0	3,391	0	0	0	3,391
Oxbow - Sioux Falls, SD	6/1/2011	0	3,695	0	0	0	3,695
Chateau Apartments - Minot, ND	7/1/2011	0	1,758	0	0	0	1,758
Oakmont Apartments - Sioux Falls, SD	9/1/2011	0	3,656	0	0	0	3,656
Canyon Lake Apartments - Rapid City, SD	10/1/2011	0	2,635	0	0	0	2,635
The Meadows III - Jamestown, ND	11/1/2011	0	965	0	0	0	965
Crown Apartments - Rochester, MN	1/1/2012	0	2,555	0	0	0	2,555
Monticello Apartments - Monticello, MN	3/1/2013	0	0	3,070	0	0	3,070
Quarry Ridge Apartments - Rochester, MN	10/1/2013	0	0	0	12,323	0	12,323
East Park Apartments - Sioux Falls, SD	12/1/2013	0	0	0	1,554	0	1,554
Sycamore Village Apartments - Sioux Falls, SD	12/1/2013	0	0	0	874	0	874
Landmark Estates Apartments - Grand Forks, ND(7)	12/19/2013	0	0	0	1,572	0	1,572
Candlelight Apartments - Fargo, ND	3/1/2014	0	0	0	1,345	0	1,345
Summary of Debt due after Fiscal 2014		0	0	0	0	266,916	266,916
Sub-Total Multi-Family Residential		$23,521	$18,655	$3,070	$17,668	$266,916	$329,830

Commercial Office
Brenwood - Minnetonka, MN(3)	10/1/2010	$7,349	$0	$0	$0	$0	$7,349
Nicollet VII - Burnsville, MN(3)	12/1/2010	3,936	0	0	0	0	3,936
Dewey Hill Business Center - Edina, MN(3)	1/1/2011	2,562	0	0	0	0	2,562
Plymouth IV - Plymouth, MN(3)	1/1/2011	3,144	0	0	0	0	3,144
Plymouth V - Plymouth, MN(3)	1/1/2011	4,525	0	0	0	0	4,525
Whitewater Plaza - Minnetonka, MN	3/1/2011	2,635	0	0	0	0	2,635
Whitewater Plaza - Minnetonka, MN	3/1/2011	1,366	0	0	0	0	1,366
2030 Cliff Road - Eagan, MN	4/1/2011	462	0	0	0	0	462
Cold Spring Center - St. Cloud, MN(8)	4/1/2011	3,987	0	0	0	0	3,987
Pillsbury Business Center - Edina, MN	4/1/2011	895	0	0	0	0	895
Golden Hills Office Center - Golden Valley, MN	7/1/2011	0	14,296	0	0	0	14,296
Wells Fargo Center - St Cloud, MN	7/1/2011	0	6,553	0	0	0	6,553
Interlachen Corporate Center - Eagan, MN	10/11/2011	0	9,513	0	0	0	9,513
Bloomington Business Plaza - Bloomington, MN	12/1/2011	0	4,137	0	0	0	4,137
Wirth Corporate Center - Golden Valley, MN	2/1/2012	0	3,964	0	0	0	3,964
Great Plains - Fargo, ND	10/1/2013	0	0	0	3,982	0	3,982
Viromed - Eden Prairie, MN	4/1/2014	0	0	0	1,106	0	1,106
Summary of Debt due after Fiscal 2014		0	0	0	0	281,388	281,388
Sub-Total Commercial Office		$30,861	$38,463	$0	$5,088	$281,388	$355,800

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF JULY 31, 2010 (continued)

Property	Maturity Date	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Thereafter	Total(1)
Commercial Medical
Edina 6545 France SMC I - Edina, MN(3)	1/1/2011	$21,533	$0	$0	$0	$0	$21,533
Edina 6525 France SMC II - Edina, MN(3)	6/1/2011	0	9,699	0	0	0	9,699
Edina 6405 France Medical - Edina, MN(5)	1/1/2012	0	9,066	0	0	0	9,066
Edina 6363 France Medical - Edina, MN(6)	4/1/2012	0	7,919	0	0	0	7,919
Fox River Cottages - Grand Chute, WI	5/1/2012	0	0	2,255	0	0	2,255
High Pointe Health Campus - Lake Elmo, MN	12/1/2013	0	0	0	2,779	0	2,779
Summary of Debt due after Fiscal 2014		0	0	0	0	205,445	205,445
Sub-Total Commercial Medical		$21,533	$26,684	$2,255	$2,779	$205,445	$258,696

Commercial Industrial
Eagan 2785 & 2795 Highway 55 - Eagan, MN	6/1/2011	$0	$3,683	$0	$0	$0	$3,683
Stone Container - Roseville, MN	2/1/2012	0	3,911	0	0	0	3,911
Minnetonka 13600 County Road 62 - Minnetonka, MN	2/27/2012	0	2,445	0	0	0	2,445
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	0	7,486	0	0	7,486
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	0	0	3,963	0	0	3,963
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	0	0	5,827	0	0	5,827
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	0	0	1,235	0	1,235
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	0	0	2,427	0	2,427
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	0	0	2,855	0	2,855
Summary of Debt due after Fiscal 2014		0	0	0	0	30,184	30,184
Sub-Total Commercial Industrial		$0	$10,039	$17,276	$6,517	$30,184	$64,016

Commercial Retail
Kentwood Thomasville Furniture - Kentwood, MI	2/1/2011	$310	$0	$0	$0	$0	$310
Burnsville I Strip Center - Burnsville, MN	6/30/2013	0	0	0	506	0	506
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	0	0	403	0	403
St Cloud Westgate - St Cloud, MN	10/10/2013	0	0	0	3,497	0	3,497
Ladysmith Pamida - Ladysmith, WI(9)	12/19/2013	0	0	0	1,035	0	1,035
Livingston Pamida - Livingston, MT	12/19/2013	0	0	0	1,230	0	1,230
Eagan I Retail Center - Eagan, MN	12/22/2013	0	0	0	1,439	0	1,439
Forest Lake Westlake Center - Forest Lake, MN	12/22/2013	0	0	0	4,602	0	4,602
Pine City C-Store - Pine City, MN	4/20/2014	0	0	0	319	0	319
Pine City Evergreen Square - Pine City, MN	4/20/2014	0	0	0	1,960	0	1,960
Summary of Debt due after Fiscal 2014		0	0	0	0	39,771	39,771
Sub-Total Commercial Retail		$310	$0	$0	$14,991	$39,771	$55,072

Total		$76,225	$93,841	$22,601	$47,043	$823,704	$1,063,414

(1)	Totals are principal balances as of July 31, 2010.
(2)	These properties currently secure the mortgage portion of the Company’s Dacotah Bank line of credit, which the Company plans to pay off in its entirety on September 14, 2010.
(3)	Currently in discussion with lenders for refinance.
(4)	Application signed on July 1, 2010 to refinance on November 1, 2010.
(5)	Refinanced on August 2, 2010; new loan has a maturity date of September 1, 2015.
(6)	Mortgage loan paid in full on August 2, 2010. Property is now part of collateral securing the Company’s multi-property line of credit with First International Bank & Trust.
(7)	Refinanced on August 24, 2010.
(8)	Application signed on August 31, 2010 to refinance on January 1, 2011.
(9)	Mortgage loan paid in full on September 1, 2010.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	07/31/2010	04/30/2010	01/31/2010	10/31/2009	07/31/2009
Equity Capitalization
Common shares outstanding	78,158	75,805	73,966	73,502	63,788
Operating partnership (OP) units outstanding	20,273	20,522	20,853	20,962	20,837
Total common shares and OP units outstanding	98,431	96,327	94,819	94,464	84,625
Market price per common share (closing price at end of period)	$8.47	$8.73	$8.73	$8.37	$9.31
Equity capitalization-common shares and OP units	$833,711	$840,935	$827,770	$790,664	$787,859
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$861,028	$868,252	$855,087	$817,981	$815,176

Debt Capitalization
Total mortgage debt	$1,063,414	$1,057,619	$1,091,945	$1,060,131	$1,055,705
Total capitalization	$1,924,442	$1,925,871	$1,947,032	$1,878,112	$1,870,881

Total debt to total capitalization	0.55:1	0.55:1	0.56:1	0.56:1	0.56:1

	Three Months Ended
	07/31/2010		04/30/2010		01/31/2010		10/31/2009		07/31/2009
Earnings to fixed charges(1)	1.12	x	1.07	x	1.03	x	1.02	x	1.11	x
Earnings to combined fixed charges and preferred distributions(1)	1.08	x	1.04	x	0.99	x	0.98	x	1.08	x
Debt service coverage ratio(1)	1.44	x	1.39	x	1.36	x	1.36	x	1.39	x

Distribution Data
Common shares and units outstanding at record date	96,506		94,844		94,497		84,818		84,280
Total common distribution paid	$16,551		$16,267		$16,205		$14,504		$14,370
Common distribution per share and unit	$.1715		$.1715		$.1715		$.1710		$.1705
Payout ratio (FFO per share and unit basis)(1)	100.9%		100.9%		107.2%		106.9%		85.3%

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)
	Three Months Ended July 31,
Segment	2010	2009	% Change
Multi-Family Residential	$9,594	$9,844	(2.5%)
Commercial Office	10,944	11,763	(7.0%)
Commercial Medical	10,065	10,025	0.4%
Commercial Industrial	2,359	2,444	(3.5%)
Commercial Retail	2,364	2,368	(0.2%)
	$35,326	$36,444	(3.1%)

(1)	For Three Months Ended July 31, 2010, stabilized properties excluded:

Multi-Family Residential -	Sweetwater Community, Grafton, ND; Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for July 31, 2010 is 90.6%.

Commercial Office -	IRET Corporate Plaza, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 64,876. Occupancy % for July 31, 2010 is 56.3%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT and Missoula 3050 Great Northern Avenue, Missoula, MT.

Total square footage, 267,344. Occupancy % for July 31, 2010 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for July 31, 2010 is 100.0%.

For Three Months ended July 31, 2009, stabilized properties excluded:

Multi-Family Residential -	Sweetwater Community, Grafton, ND.
Total number of units, 42. Occupancy % for July 31, 2009 is 66.7%.

Commercial Office -	IRET Corporate Plaza, Minot, ND.
Total square footage, 50,360. Occupancy % for July 31, 2009 is 43.2%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,835	$19,838	$13,583	$3,316	$3,417	$0	$58,989
Non-Stabilized	118	55	2,732	127	0	0	3,032
Total	18,953	19,893	16,315	3,443	3,417	0	62,021

Real estate expenses
Stabilized(1)	9,241	8,894	3,518	957	1,053	0	23,663
Non-Stabilized	63	49	1,790	26	0	0	1,928
Total	9,304	8,943	5,308	983	1,053	0	25,591

Stabilized(1)	9,594	10,944	10,065	2,359	2,364	0	35,326
Non-Stabilized	55	6	942	101	0	0	1,104
Net operating income	$9,649	$10,950	$11,007	$2,460	$2,364	$0	$36,430

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,903)	$(5,572)	$(3,900)	$(922)	$(743)	$(96)	$(15,136)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,969)	(1,969)
Other expenses	0	0	0	0	0	(353)	(353)
Interest expense	(4,950)	(5,571)	(4,314)	(1,019)	(833)	(75)	(16,762)
Other income	0	0	0	0	0	141	141
Income tax expense	0	0	(19)	0	0	0	(19)
Net income (loss)	796	(193)	2,774	519	788	(2,352)	2,332
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(370)	(370)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	24	24
Net income (loss) attributable to Investors Real Estate Trust	796	(193)	2,774	519	788	(2,698)	1,986
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$796	(193)	2,774	519	788	(3,291)	1,393

(1)	For Three Months Ended July 31, 2010, stabilized properties excluded:

Multi-Family Residential -	Sweetwater Community, Grafton, ND; Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for July 31, 2010 is 90.6%.

Commercial Office -	IRET Corporate Plaza, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 64,876. Occupancy % for July 31, 2010 is 56.3%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT and Missoula 3050 Great Northern Avenue, Missoula, MT.

Total square footage, 267,344. Occupancy % for July 31, 2010 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for July 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2009
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$19,054	$21,165	$13,718	$3,395	$3,459	$0	$60,791
Non-Stabilized	29	1	0	0	0	0	30
Total	19,083	21,166	13,718	3,395	3,459	0	60,821

Real estate expenses
Stabilized(1)	9,210	9,402	3,693	951	1,091	0	24,347
Non-Stabilized	24	45	0	0	0	0	69
Total	9,234	9,447	3,693	951	1,091	0	24,416

Net Operating Income (NOI)
Stabilized(1)	9,844	11,763	10,025	2,444	2,368	0	36,444
Non-Stabilized	5	(44)	0	0	0	0	(39)
Net operating income	$9,849	$11,719	$10,025	$2,444	$2,368	$0	$36,405

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,711)	$(5,684)	$(3,547)	$(922)	$(705)	$(74)	$(14,643)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,487)	(1,487)
Other expenses	0	0	0	0	0	(434)	(434)
Interest expense	(5,043)	(5,895)	(4,380)	(1,004)	(967)	(112)	(17,401)
Other income	0	0	0	0	0	129	129
Net income (loss)	1,095	140	2,098	518	696	(1,978)	2,569
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(479)	(479)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(73)	(73)
Net income (loss) attributable to Investors Real Estate Trust	1,095	$140	$2,098	$518	$696	$(2,530)	$2,017
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,095	$140	$2,098	$518	$696	$(3,123)	$1,424

(1)	For Three Months ended July 31, 2009, stabilized properties excluded:

Multi-Family Residential -	Sweetwater Community, Grafton, ND.
Total number of units, 42. Occupancy % for July 31, 2009 is 66.7%.

Commercial Office -	IRET Corporate Plaza, Minot, ND.
Total square footage, 50,360. Occupancy % for July 31, 2009 is 43.2%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
1st Quarter Fiscal 2011 vs. 1st Quarter Fiscal 2010

Segments	Stabilized Properties		All Properties
	1st Quarter	1st Quarter	1st Quarter	1st Quarter
	Fiscal 2011	Fiscal 2010	Fiscal 2011	Fiscal 2010
Multi-Family Residential	86.6%	89.3%	86.6%	89.2%
Commercial Office	82.2%	85.6%	81.9%	85.2%
Commercial Medical	94.5%	93.8%	95.1%	93.8%
Commercial Industrial	88.9%	91.4%	89.2%	91.4%
Commercial Retail	81.7%	84.8%	81.7%	84.8%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
1st Quarter Fiscal 2011
1st Quarter Fiscal 2010

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months ended July 31, 2010

	Three Months Ended July 31, 2010
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	80,461	128,733	209,194	108,534	100,660
Commercial Medical	0	1,309	1,309	9,152	(7,843)
Commercial Industrial	98,369	162,747	261,116	111,600	149,516
Commercial Retail	15,698	7,964	23,662	84,373	(60,711)
Total All Segments	194,528	300,753	495,281	313,659	181,622

Weighted Average Rental Rates(3)
Commercial Office	$9.48	$10.25	$9.95	$14.35	$(4.40)	(30.7%)
Commercial Medical	0.00	21.50	21.50	19.14	2.36	12.3%
Commercial Industrial	7.18	2.53	4.28	3.25	1.03	31.7%
Commercial Retail	14.12	8.61	12.27	10.21	2.06	20.2%
Total All Segments	$8.69	$6.08	$7.10	$9.43	$(2.33)	(24.7%)

	Three Months Ended July 31, 2010
	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased
Commercial Office	6.3	3.6	4.3
Commercial Medical	0.0	5.0	5.0
Commercial Industrial	2.7	2.3	2.5
Commercial Retail	3.4	2.3	2.8
Total All Segments	4.1	3.1	3.6

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months ended July 31, 2010

	1st Quarter Fiscal 2011 Total
	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$42,174	$9,599	$51,773
Commercial Medical	0	0	0
Commercial Industrial	63,400	0	63,400
Commercial Retail	15,000	0	15,000
Subtotal	$120,574	$9,599	$130,173

Tenant Improvements per square foot
Commercial Office	$0.52	$0.07	$0.25
Commercial Medical	0.00	0.00	0.00
Commercial Industrial	0.64	0.00	0.24
Commercial Retail	0.96	0.00	0.63
All Segments	$0.62	$0.03	$0.26

Leasing Costs
Commercial Office	$1,047,137	$438,255	$1,485,392
Commercial Medical	0	3,272	3,272
Commercial Industrial	52,989	9,347	62,336
Commercial Retail	51,922	11,785	63,707
Subtotal	$1,152,048	$462,659	$1,614,707

Leasing Costs per square foot
Commercial Office	$13.01	$3.40	$7.10
Commercial Medical	0.00	2.50	2.50
Commercial Industrial	0.54	0.06	0.24
Commercial Retail	3.31	1.48	2.69
All Segments	$5.92	$1.54	$3.26

Tenant Improvements and Leasing Costs
Commercial Office	$1,089,311	447,854	1,537,165
Commercial Medical	0	3,272	3,272
Commercial Industrial	116,389	9,347	125,736
Commercial Retail	66,922	11,785	78,707
Total	$1,272,622	$472,258	$1,744,880

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$13.54	$3.48	$7.35
Commercial Medical	0.00	2.50	2.50
Commercial Industrial	1.18	0.06	0.48
Commercial Retail	4.26	1.48	3.33
All Segments	$6.54	$1.57	$3.52

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	07/31/2010	04/30/2010	01/31/2010	10/31/2009	07/31/2009
Number of Units	9,691	9,669	9,669	9,645	9,645
Average Investment Per Unit
Stabilized	$57,594	$57,352	$56,938	$56,599	$56,445
Non-Stabilized	66,736	49,402	23,002	22,789	22,709
	$57,655	$57,323	$56,790	$56,452	$56,298

Average Scheduled Rent per Unit
Stabilized	$721	$720	$718	$715	$713
Non-Stabilized	758	854	324	323	322
	$721	$721	$717	$714	$711

Total Receipts per Unit
Stabilized	$652	$656	$659	$666	$661
Non-Stabilized	618	706	279	268	231
	$652	$657	$657	$664	$660

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$124	$115	$97	$178	$117
Non-Stabilized	0	8	148	133	37
	$123	$114	$97	$178	$117

Physical Occupancy%
Stabilized	86.6%	90.1%	90.0%	91.2%	89.3%
Non-Stabilized	90.6%	95.3%	61.9%	81.0%	66.7%
	86.6%	90.2%	89.8%	91.2%	89.2%

Operating Expenses as a % of Scheduled Rent
Stabilized	44.4%	45.5%	47.4%	44.1%	44.8%
Non-Stabilized	43.8%	26.7%	74.3%	73.9%	61.3%
Total	44.4%	45.4%	47.4%	44.1%	44.9%

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of July 31, 2010

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	19	223	10.0%	909,591	8.7%
St. Lukes Hospital of Duluth, Inc.	6	66	3.5%	198,775	1.9%
Fairview Health	9	56	2.6%	184,040	1.8%
Applied Underwriters	3	79	2.2%	141,724	1.3%
Best Buy Co., Inc. (NYSE: BBY)	2	28	1.9%	224,650	2.1%
HealthEast Care System	1	103	1.7%	114,316	1.1%
USG Corp.	1	13	1.6%	122,567	1.2%
Smurfit - Stone Container (NASDAQ: SSCC)	2	45	1.5%	424,147	4.0%
Microsoft (NASDAQ: MSFT)	1	37	1.5%	122,040	1.2%
Nebraska Orthopedic Hospital	1	224	1.3%	61,758	0.6%
Total/Weighted Average		199	27.8%	2,503,608	23.9%

(1)	See Definitions on page 25.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of July 31, 2010

Fiscal Year	Number of Leases	Rentable Square Feet		% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Rent
Commercial Office
2011	48	455,649	(1)	11.3%	$5,631,520	$12.36	10.1%
2012	57	737,121		18.3%	9,654,329	13.10	17.3%
2013	43	576,655		14.4%	7,846,623	13.61	14.1%
2014	43	612,454		15.2%	8,284,525	13.53	14.9%
2015	40	363,862		9.1%	4,977,988	13.68	8.9%
2016 and thereafter	46	1,272,732		31.7%	19,379,102	15.23	34.7%
	277	4,018,473		100.0%	$55,774,087	$13.88	100.0%

Commercial Medical
2011	12	53,751		2.2%	$968,168	$18.01	2.1%
2012	30	102,335		4.2%	2,099,800	20.52	4.6%
2013	20	109,006		4.4%	2,271,673	20.84	5.0%
2014	29	384,514		15.7%	6,537,905	17.00	14.3%
2015	12	55,384		2.3%	1,193,590	21.55	2.6%
2016 and thereafter	84	1,741,924		71.2%	32,607,910	18.72	71.4%
	187	2,446,914		100.0%	$45,679,046	$18.67	100.0%

Commercial Industrial
2011	10	786,588		31.4%	$2,486,988	$3.16	23.7%
2012	6	493,757		19.7%	1,528,764	3.10	14.6%
2013	2	142,185		5.7%	686,618	4.83	6.5%
2014	7	239,155		9.5%	1,043,545	4.36	10.0%
2015	2	76,685		3.1%	347,781	4.54	3.3%
2016 and thereafter	10	767,628		30.6%	4,401,102	5.73	41.9%
	37	2,505,998		100.0%	$10,494,798	$4.19	100.0%

Commercial Retail
2011	29	122,757		10.8%	$956,567	$7.79	10.1%
2012	37	295,887		25.9%	1,592,339	5.38	16.7%
2013	26	85,503		7.5%	671,715	7.86	7.1%
2014	23	73,938		6.5%	917,359	12.41	9.6%
2015	26	237,758		20.9%	1,861,524	7.83	19.6%
2016 and thereafter	26	324,388		28.4%	3,512,480	10.83	36.9%
	167	1,140,231		100.0%	$9,511,984	$8.34	100.0%

Commercial Total
2011	99	1,418,745		14.0%	$10,043,243	$7.08	8.3%
2012	130	1,629,100		16.1%	14,875,232	9.13	12.2%
2013	91	913,349		9.0%	11,476,629	12.57	9.5%
2014	102	1,310,061		13.0%	16,783,334	12.81	13.8%
2015	80	733,689		7.3%	8,380,883	11.42	6.9%
2016 and thereafter	166	4,106,672		40.6%	59,900,594	14.59	49.3%
	668	10,111,616		100.0%	$121,459,915	$12.01	100.0%

* Annualized Rent is monthly scheduled rent as of July 31, 2010 (cash basis), multiplied by 12.

(1)	Includes the expiration of the Best Buy master lease at IRET’s Crosstown Centre office building.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2011 ACQUISITION SUMMARY
as of July 31, 2010
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	July 31, 2010 Leased Percentage	Acquisition Cost

Fargo 1320 45th Street N(1)	Fargo, ND	Commercial Industrial	June 22, 2010	42,244	100.0%	100.0%	$1,616
Billings 2300 Grant Road	Billings, MT	Commercial Medical	July 15, 2010	14,705	100.0%	100.0%	2,522
Missoula 3050 Great Northern Ave	Missoula, MT	Commercial Medical	July 15, 2010	14,640	100.0%	100.0%	2,723
			Total Square Feet	71,589			$6,861
			Total Units	0

(1)	Development property placed in service June 22, 2010. Additional costs incurred in fiscal year 2010 totaled $2.3 million for a total project cost at July 31, 2010 of $3.9 million.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2011 DEVELOPMENT SUMMARY
as of July 31, 2010
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Edgewood Vista - Spearfish, SD	23,965 sf. expansion	100%	$2,600	$173	3rd Quarter Fiscal 2011

1st Avenue Building - Minot, ND	Convert 15,446 sf. commercial office to 24 multi-family residential units	0%	2,000	0	1st Quarter Fiscal 2012
		Total	$4,600	$173

Definitions
July 31, 2010

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income is total real estate revenues less real estate expenses and real estate taxes (excluding depreciation and amortization related to real estate investment and impairment of real estate investments).

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are costs that increase the value and extend the useful life of a property.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include appliances, carpeting and flooring, and kitchen/bath cabinets.

Stabilized properties are those properties owned for the entirety of both periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy.